UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2003

Gateway Energy Corporation

(Exact name of  registrant as specified in its charter)

Delaware	1-4766	44-0651207
(State of incorporation)	(Commission File Number)	(IRS Employer ID Number)

500 Dallas Street, Suite 2615 Houston, TX 77002
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (713) 336-0844

(Former name or former address, if changed since last report)

N/A

Form 8-K

Item 7.                                        Financial Statements and Exhibits

(c)                          Exhibits.

99.1              Information released on the Company’s website on August 14, 2003 disclosing selected financial results for the quarter ended June 30, 2003.

Item 9.                                        Regulation FD Disclosure

Pursuant to Item 12, an Internet-based release of the Company posted August 14, 2003 describing selected financial results of the Company for the quarter ended June 30, 2003, is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEWAY ENERGY CORPORATION

/s/ Scott D. Heflin
Scott D. Heflin
Chief Financial Officer and Treasurer

August 14, 2003
(Date)